UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 11, 2021

Cboe Global Markets, Inc.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-34774	20-5446972
(Commission File Number)	(IRS Employer Identification No.)

400 South LaSalle Street

Chicago, Illinois 60605

(Address and Zip Code of Principal Executive Offices)

Registrant's telephone number, including area code (312) 786-5600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (16 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (16 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (16 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol	Name of each exchange on which registered:
Common Stock, par value of $0.01 per share	CBOE	CboeBZX

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS’ APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On February 11, 2021, the Board of Directors (the “Board”) of Cboe Global Markets, Inc. (the “Company”) approved an amendment and restatement of the Cboe Global Markets, Inc. Executive Severance Plan (the “Severance Plan”), under which eligible executives and other officers are entitled to certain severance benefits upon a qualifying termination of employment.  The material changes to the Severance Plan include:

(i) designating the Chief Executive Officer of the Company to determine from time to time the executive vice president (“EVP”) and senior vice president (“SVP”) participants in the Severance Plan;

(ii) establishing a severance multiplier for SVPs and all other participants (other than EVPs) in the Severance Plan of one times the sum of a participant’s annual base salary and target annual bonus;

(iii) increasing the severance multiplier in the event a participant is terminated in connection with a change in control for EVP participants in the Severance Plan to two times the sum of a participant’s annual base salary and target annual bonus;

(iv) establishing a severance multiplier in the event a participant is terminated in connection with a change in control for SVPs and all other participants (other than EVPs) in the Severance Plan of one and a half times the sum of a participant’s annual base salary and target annual bonus;

(v) establishing company-paid premiums for COBRA for SVPs and all other participants (other than EVPs) in the Severance Plan of twelve (12) months;

(vi) increasing company-paid premiums for COBRA in the event a participant is terminated in connection with a change in control for EVP participants in the Severance Plan to twenty-four (24) months;

(vii) establishing company-paid premiums for COBRA in the event a participant is terminated in connection with a change in control for SVPs and all other participants (other than EVPs) in the Severance Plan of eighteen (18) months; and

(viii) revising the definition of “Cause” to be generally consistent with that certain Employment Agreement, by and between the Company and Edward Tilly, dated February 11, 2020.

As of February 11, 2021, the Severance Plan is expected to cover the following executive officers of the Company: Messrs. Isaacson, Schell, Harkins, Deters, and Sexton and Ms. Griebenow.

The foregoing description of the Severance Plan is only a summary and is qualified in its entirety by the full text of the Severance Plan, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

10.1 Cboe Global Markets, Inc. Executive Severance Plan (filed herewith).*

104      Cover Page Interactive Data File (the cover page XBRL tags are embedded in the Inline XBRL document).

*Indicates Management Compensatory Plan, Contract or Arrangement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

CBOE GLOBAL MARKETS, INC.
(Registrant)

By:	/s/ Patrick Sexton
Patrick Sexton
Executive Vice President, General Counsel and
Corporate Secretary

Dated: February 12, 2021